EX-99.77Q1


                                 THE ALGER FUND

                           CERTIFICATE OF DESIGNATION

                      ALGER SMALLCAP AND MIDCAP PORTFOLIO


         The undersigned, being the Secretary of The Alger Fund (hereinafter referred to as the "Trust"), a trust with transferable shares of the type commonly called a Massachusetts business trust, DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1(b) and Section 9.3 of the Agreement and Declaration of Trust, dated March 20, 1986, as amended to date (hereinafter referred to as the "Declaration of Trust"), and by the affirmative vote of a Majority of the Trustees at a meeting duly called and held on May 7, 2002 the Declaration of Trust is amended as follows:

         (1) ALGER SMALLCAP AND MIDCAP PORTFOLIO. There is hereby established and designated the Alger SmallCap and MidCap Portfolio (hereinafter referred to as the "Portfolio"). The beneficial interest in the Portfolio shall be divided into Shares having a nominal or par value of one mill ($.001) per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Portfolio. The Trustees shall have authority from time to time to authorize separate Series or Classes of Shares for the Portfolio (each of which Series or Classes shall represent interests only in the Portfolio), as they deem necessary and desirable. The Shares of such Portfolio, and the Series and Classes thereof, shall have the additional relative rights and preferences, shall be subject to the liabilities, shall have the other characteristics, and shall be subject to the powers of the Trustees, all as set forth in ARTICLE VI of the Declaration of Trust, as from time to time in effect. Without limitation of the foregoing sentence, each Share of such Series shall be redeemable, shall be entitled to one vote, or a ratable fraction of one vote in respect of a fractional Share, as to matters on which Shares of such Series shall be entitled to vote, and shall represent a share of the beneficial interests in such Portfolio, all as provided in the Declaration of Trust.

         (2) AMENDMENT, ETC. Subject to the provisions and limitations of
Section 9.3 of the Declaration of Trust and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees), PROVIDED THAT, if any amendment adversely affects the rights of the Shareholders of the Portfolio, such amendment may be adopted by an instrument signed in writing by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) when authorized to do so by the vote in accordance with Section 7.1 of the Declaration of Trust of the holders of a majority of all the Shares of the Portfolio outstanding and entitled to vote.

         (3) INCORPORATION OF DEFINED TERMS. All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration of Trust filed with the Secretary of The Commonwealth of Massachusetts.

         The Trustees further direct that, upon the execution of this Certificate of Designation, the Trust take all necessary action to file a copy of this Certificate of Designation with the Secretary of State of The Commonwealth of Massachusetts and at any other place required by law or by the Declaration of Trust.

         IN WITNESS WHEREOF, the undersigned has set her hand and seal this 7th day of May, 2002.


                                             /s/ Dorothy G. Sanders
                                             -------------------------
                                             Dorothy G. Sanders
                                             Secretary

                                ACKNOWLEDGEMENT


State of New York  )
                   ) : ss
County of New York )


                                                  May 7, 2002


         Then personally appeared the above named Dorothy G. Sanders and acknowledged the foregoing instrument to be her free act and deed.

         Before me,

                                                /s/ Eric Sanders
                                                --------------------

                                                Notary Public
                                                My Commission Expires: 5-6-06


                                                       ERIC SANDERS
                                             Notary Public, State of New York
                                                     No. 02SA5059856
                                               Qualified in New York County
                                              Commission Expires May 6, 2006

                                 THE ALGER FUND

                           CERTIFICATE OF DESIGNATION

                         ALGER HEALTH SCIENCES PORTFOLIO


         The undersigned, being the Secretary of The Alger Fund (hereinafter referred to as the "Trust"), a trust with transferable shares of the type commonly called a Massachusetts business trust, DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Trustees of the Trust by Section 6.1(b) and Section 9.3 of the Agreement and Declaration of Trust, dated March 20, 1986, as amended to date (hereinafter referred to as the "Declaration of Trust"), and by the affirmative vote of a Majority of the Trustees at a meeting duly called and held on February 5, 2002 the Declaration of Trust is amended as follows:

         (1) ALGER HEALTH SCIENCES PORTFOLIO. There is hereby established and designated the Alger Health Sciences Portfolio (hereinafter referred to as the "Portfolio"). The beneficial interest in the Portfolio shall be divided into Shares having a nominal or par value of one mill ($.001) per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Portfolio. The Trustees shall have authority from time to time to authorize separate Series or Classes of Shares for the Portfolio (each of which Series or Classes shall represent interests only in the Portfolio), as they deem necessary and desirable. The Shares of such Portfolio, and the Series and Classes thereof, shall have the additional relative rights and preferences, shall be subject to the liabilities, shall have the other characteristics, and shall be subject to the powers of the Trustees, all as set forth in ARTICLE VI of the Declaration of Trust, as from time to time in effect. Without limitation of the foregoing sentence, each Share of such Series shall be redeemable, shall be entitled to one vote, or a ratable fraction of one vote in respect of a fractional Share, as to matters on which Shares of such Series shall be entitled to vote, and shall represent a share of the beneficial interests in such Portfolio, all as provided in the Declaration of Trust.

         (2) AMENDMENT, ETC. Subject to the provisions and limitations of
Section 9.3 of the Declaration of Trust and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees), PROVIDED THAT, if any amendment adversely affects the rights of the Shareholders of the Portfolio, such amendment may be adopted by an instrument signed in writing by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees) when authorized to do so by the vote in accordance with Section 7.1 of the Declaration of Trust of the holders of a majority of all the Shares of the Portfolio outstanding and entitled to vote.

         (3) INCORPORATION OF DEFINED TERMS. All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration of Trust filed with the Secretary of The Commonwealth of Massachusetts.

         The Trustees further direct that, upon the execution of this Certificate of Designation, the Trust take all necessary action to file a copy of this Certificate of Designation with the Secretary of State of The Commonwealth of Massachusetts and at any other place required by law or by the Declaration of Trust.

         IN WITNESS WHEREOF, the undersigned has set her hand and seal this 25th day of February, 2002.


                                             /s/ Dorothy G. Sanders
                                             -------------------------
                                             Dorothy G. Sanders
                                             Secretary

                                ACKNOWLEDGEMENT


State of New York  )
                   ) : ss
County of New York )


                                                  February 25, 2002


         Then personally appeared the above named Dorothy G. Sanders and acknowledged the foregoing instrument to be her free act and deed.

         Before me,

                                                /s/ Eric Sanders
                                                --------------------

                                                Notary Public
                                                My Commission Expires: 5-6-02


                                                       ERIC SANDERS
                                             Notary Public, State of New York
                                                     No. 02SA5059856
                                               Qualified in New York County
                                              Commission Expires May 6, 2002













                                      -3-